Exhibit 99.1

BMC AND STOCK BUILDING SUPPLY COMPLETE MERGER, CREATING BMC STOCK HOLDINGS,

INC., A LEADING PROVIDER OF BUILDING PRODUCTS AND SOLUTIONS

Combined Company has Expanded Product and Service Offerings,

with Enhanced Geographic Footprint in Key Growth Markets across the United States

ATLANTA, GA, December 1, 2015 – BMC Stock Holdings, Inc. (NASDAQ: STCK) (the “Company), a leading building materials and solutions provider to professional contractors, today announced that the merger of Stock Building Supply Holdings, Inc. and Building Materials Holding Corporation has been successfully completed, effective at the close of business today. The new company, BMC Stock Holdings, Inc., will continue to operate under the BMC and Stock Building Supply brands in markets across the nation. The combined company’s common stock will trade on the NASDAQ Exchange under the ticker symbol “STCK.”

BMC Stock is one of the nation’s leading providers of diversified building products and services to professional contractors for the residential market, with approximately $2.6 billion in pro forma revenues for the twelve months ended December 31, 2014. The Company’s comprehensive portfolio of products and services spans building materials, including millwork and structural frame manufacturing capabilities, consultative showrooms, value-added installation management and innovative eBusiness platform capabilities that all support customers’ needs for turnkey solutions. BMC Stock has an expansive geographic reach in 42 metropolitan areas across 17 states, principally in the fast-growing South and West regions.

“Today is a momentous day. With the successful completion of our merger, the new BMC Stock is well-positioned to capitalize on expansion opportunities in the fragmented building materials industry and drive profitable growth,” said Peter Alexander, President and Chief Executive Officer of BMC Stock. “We look forward to leveraging our broader range of best-in-class, value-added products and strong technology platform to build on our leading market position in attractive, fast-growing regions across the United States. Further, our strong balance sheet will support continued investment in our business and entry into new markets. We remain focused on providing our customers with the proactive, high-touch service and deep industry expertise they have come to rely upon. I am excited to lead our talented team as we enter the next chapter of growth for BMC Stock.”

As of today’s merger closing, and as previously announced, Mr. Alexander will serve as President and CEO and a member of the BMC Stock Board of Directors, and Jim Major will serve as Executive Vice President, Chief Financial Officer and Treasurer. The Company’s Board of Directors, comprising five former BMC directors and three continuing Stock Building Supply directors, will be led by David Bullock as Chairman.

With the close of the transaction, Wells Fargo Bank, N.A. and Goldman Sachs Bank USA have consolidated and upsized the combined company’s revolving Asset Based Loan facilities to $450 million. Available funds will be used to refinance outstanding balances under the former BMC and Stock Building Supply revolving credit facilities, support up to $75 million in letters of credit, and fund transaction costs, general corporate purposes and working capital. Additionally, $250 million of former BMC Senior Secured Notes maturing in 2018 will remain outstanding.

About BMC Stock Holdings, Inc.

Headquartered in Atlanta, Georgia, BMC Stock is one of the nation’s leading providers of diversified building products and services to professional builders and contractors in the residential housing market. The Company’s comprehensive portfolio of products and services spans building materials, including millwork and structural component manufacturing capabilities, consultative showrooms and design centers, value-added installation management and an innovative eBusiness platform capable of supporting all of the Company’s customers’ needs. BMC Stock serves 42 metropolitan areas across 17 states, principally in the fast-growing South and West regions.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release may include, without limitation, statements regarding sales growth, price changes, earnings performance, strategic direction and the demand for our products. Forward-looking statements are typically identified by words or phrases such as “may,” “might,” “predict,” “future,” “seek to,” “assume,” “goal,” “objective,” “continue,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “guidance,” “possible,” “predict,” “propose,” “potential” and “forecast,” or the negative of such terms and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which are outside BMC Stock’s control. BMC Stock cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement, therefore investors and shareholders should not place undue reliance on such statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the recently completed merger with Building Materials Holding Corporation (“BMC”), including future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that the BMC business will not be integrated successfully or that such integration will take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction may make it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; changes in the markets for BMC Stock’s business segments; unanticipated downturns in business relationships with customers; competitive pressures on the combined company’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of BMC Stock’s most recent Annual Report on Form 10-K filed with the SEC on March 2, 2015, the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2015, and our subsequent filings with the SEC. All such factors are difficult to predict and are beyond BMC Stock’s control. All forward-looking statements attributable to BMC Stock or persons acting on BMC Stock’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and BMC Stock undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact

BMC Stock Holdings, Inc.

Mark Necaise

(919) 431-1021

Media Relations Contact

Joele Frank, Wilkinson Brimmer Katcher

Michael Freitag / Sharon Stern / Leigh Parrish

(212) 355-4449